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Exhibit 10.4

                                 PROMISSORY NOTE

$300,000.00                                                      August 26, 2003


         FOR VALUE RECEIVED, the undersigned AQUA DYNE, INC., a Delaware corporation ("Payor") hereby promises to pay to the order of GLOBAL POWER & WATER, INC., a Nevada corporation ("Global"), or its assignee ("Payee"), at such place as Payee or any holder hereof may from time to time designate, the principal sum of Three Hundred Thousand Dollars ($300,000.00) with no interest per annum. The principal hereof shall be due and payable on demand.

         Global may at its option elect to convert the principal amount of this
Note into common stock of Aqua Dyne, Inc. (OTCBB trading symbol "AQDY") at the current market price (average of bid and ask prices) on the conversion date. In such case, Global shall submit a conversion notice to the Payor.

         Payor may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged.

         In the event the Payee or any holder hereof shall refer this Note to an attorney for collection, Payor agrees to pay, in addition to unpaid principal and interest, if any, all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorneys' fees, whether or not suit is instituted.

         In the event of any litigation with respect to this Note, Payor waives the right to a trial by jury and all rights of set off and rights to interpose counterclaims and cross-claims. Payor hereby irrevocably consents to the jurisdiction of the courts of the State of California in connection with any action or proceeding arising out of or relating to this Note.

         This Note shall be governed by California law, without reference to any choice of law principles thereof.

                                            "PAYOR"

                                            AQUA DYNE, INC.,
                                            a Delaware corporation


                                            By: _______________________________
                                                   John Ritter, President